Exhibit 99.1


                            AGREEMENT BY AND BETWEEN
           The First National Bank of Ipswich, Ipswich, Massachusetts
                                       and
                         The Comptroller of the Currency

      The First National Bank of Ipswich, Ipswich, MA ("Bank") and the Comptroller of the Currency of the United States of America ("Comptroller") wish to protect the interests of the depositors, other customers, and shareholders of the Bank, and, toward that end, wish the Bank to operate safely and soundly and in accordance with all applicable laws, rules and regulations.

      In consideration of the above premise, the Comptroller, through his authorized representative, and the Bank, by and through its duly elected and acting Board of Directors ("Board"), do hereby agree that the Bank shall at all times operate in compliance with the articles of this Agreement.


                                    ARTICLE I

                                  JURISDICTION

      (1) This Agreement shall be construed to be a "written agreement entered into with the agency" within the meaning of 12 U.S.C. ss. 1818(b)(1).

      (2) This Agreement shall be construed to be a "written agreement between such depository institution and such agency" within the meaning of 12 U.S.C. ss. 1818(e)(1) and 12 U.S.C. ss. 1818(i)(2).

      (3) This Agreement shall be construed to be a "formal written agreement" within the meaning of 12 C.F.R. ss. 5.51(c)(6)(ii). See 12 U.S.C. ss. 1831i.

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      (4) This Agreement shall be construed to be a "written agreement" within the meaning of 12 U.S.C. ss. 1818(u)(1)(A).

      (5) This Agreement shall cause the Bank not to be designated as an "eligible bank" for purposes of 12 C.F.R. ss. 5.3(g), unless otherwise informed in writing by the Comptroller.

      (6) All reports or plans which the Bank or Board has agreed to submit to the Assistant Deputy Comptroller pursuant to this Agreement shall be forwarded to:

      Assistant Deputy Comptroller
      New England Field Office
      20 Winthrop Square, Suite 200
      Boston, MA 02110


                                   ARTICLE II

                              COMPLIANCE COMMITTEE

      (1) Within ten (10) days of the date of this Agreement, the Board shall appoint a Compliance Committee of at least three (3) directors, of which no more than one (1) shall be an employee of the Bank or any of its affiliates (as the term "affiliate" is defined in 12 U.S.C. ss. 371c(b)(1)). Directors Neil St. John Raymond, Sr. and Neil St. John Raymond, Jr. are precluded from being members of the Compliance Committee. Upon appointment, the names of the members of the Compliance Committee and, in the event of a change of the membership, the name of any new member shall be submitted in writing to the Assistant Deputy Comptroller. The Compliance Committee shall be responsible for monitoring and coordinating the Bank's adherence to the provisions of this Agreement.

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      (2) The Compliance Committee shall meet at least monthly.

      (3) Within thirty (30) days of the date of this Agreement and monthly thereafter, the Compliance Committee shall submit a written progress report to the Board setting forth in detail:

            (a) a description of the action needed to achieve full compliance with each Article of this Agreement;

            (b) actions taken to comply with each Article of this Agreement; and

            (c) the results and status of those actions.

      (4) The Board shall forward a copy of the Compliance Committee's report, with any additional comments by the Board, to the Assistant Deputy Comptroller within ten (10) days of receiving such report.


                                   ARTICLE III

                        CAPITAL PLAN AND HIGHER MINIMUMS

      (1) The Bank shall achieve by December 31, 2006 and thereafter maintain the following capital levels (as defined in 12 C.F.R. Part 3):

            (a) Tier 1 Capital at least equal to ten percent (10%) of risk-weighted assets;

            (b) Total Risk-Based Capital at least equal to eleven percent (11%) of risk-weighted assets;
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            (c) Tier 1 Capital at least equal to eight percent (8%) of adjusted total assets.

      (2) Within ninety (90) days, the Board shall develop, implement, and thereafter ensure Bank adherence to a three-year capital program. The program shall include:

            (a) specific plans for the maintenance of adequate capital that may in no event be less than the requirements of paragraph (1);

            (b) projections for adherence to capital requirements based upon a detailed analysis of the Bank's assets, liabilities, earnings, and off-balance sheet activities;

            (c) projections of the primary sources and amount and timing of additional capital to meet the Bank's current and future needs;

            (d) the primary source(s) from which the Bank will strengthen its capital structure to meet the Bank's needs;

            (e) contingency plans that identify alternative methods should the primary source(s) under (d) above not be available. The contingency plans must also include an option to sell, merge or liquidate the bank with corresponding triggers, timeframes and a detailed process; and

            (f) a dividend policy that permits the declaration of a dividend only:

                  (i) when the Bank is in compliance with its approved capital program;

                  (ii) when the Bank is in compliance with 12 U.S.C. ss.ss. 56 and 60; and
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                  (iii) with the prior written determination of no supervisory objection by the Assistant Deputy Comptroller. Upon receiving a determination of no supervisory objection from the Assistant Deputy Comptroller, the Bank shall implement and adhere to the dividend policy.

            (g) a dividend policy that prohibits the declaration of dividend payments to directors and senior officers of the Bank, and their related interests, except for the purpose of Holding Company trust preferred, so long as this Agreement is in force.

      (3) Upon completion, the Bank's capital program shall be submitted to the Assistant Deputy Comptroller for prior determination of no supervisory objection. Upon receiving a determination of no supervisory objection from the Assistant Deputy Comptroller, the Bank shall implement and adhere to the capital program. The Board shall review and update the Bank's capital program on an annual basis, or more frequently if necessary. Copies of the reviews and updates shall be submitted to the Assistant Deputy Comptroller.


                                   ARTICLE IV

                      BOARD TO ENSURE COMPETENT MANAGEMENT

      (1) Within ninety (90) days, the Board shall ensure that the Bank has competent management in place on a full-time basis in its Chief Executive Officer/President; Senior Loan Officer; and Chief Financial Officer positions to carry out the Board's policies, ensure compliance with this Agreement, applicable laws, rules and regulations, and manage the day-to-day operations of the Bank in a safe and sound manner.

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      (2) Within one hundred and twenty (120) days, the Board shall review the capabilities of the Bank's management to perform present and anticipated duties and the Board will determine whether management changes will be made, including the need for additions to or deletions from current management.

      (3) The Board shall elect one (1) or more Board members with financial expertise within one hundred and twenty (120) days. If the Board is unable to identify such director candidates within this time frame, the Board shall document its efforts to locate such candidates and notify the Assistant Deputy Comptroller in writing. Thereafter, the Board shall provide monthly reports to the Assistant Deputy Comptroller summarizing its continuing efforts to locate such candidates.

      (4) For incumbent officers in the positions mentioned in Paragraph 1 of this Article, the Board shall within one hundred and twenty (120) days assess each of these officers' experience, other qualifications and performance compared to the position's description, duties and responsibilities.

      (5) If the Board determines that an officer will continue in his/her position but that the officer's depth of skills needs improvement, the Board will within one hundred and twenty (120) days develop and implement a written program, with specific time frames, to improve the officer's supervision and management of the Bank. At a minimum the written program shall include:

            (a) an education program designed to ensure that the officer has skills and abilities necessary to supervise effectively;
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            (b) a program to improve the effectiveness of the officer;

            (c) objectives by which the officer's effectiveness will be measured; and

            (d) a performance appraisal program for evaluating performance according to the position's description and responsibilities and for measuring performance against the Bank's goals and objectives.

      (6) If a position mentioned in Paragraph 1 of this Article is vacant now or in the future, including if the Board realigns an existing officer's responsibilities and a position mentioned in Paragraph 1 of this Article becomes vacant, the Board shall within ninety (90) days of such vacancy appoint a capable person to the vacant position who shall be vested with sufficient executive authority to ensure the Bank's compliance with this Agreement and the safe and sound operation of functions within the scope of that position's responsibility.

      (7) Prior to the appointment of any individual to an executive officer position, the Board shall submit to the Assistant Deputy Comptroller the following information:

            (a) the information sought in the "Changes in Directors and Senior Executive Officers" and "Background Investigations" booklets of the Comptroller's Licensing Manual, together with a legible fingerprint card for the proposed individual;

            (b) a written statement of the Board's reasons for selecting the proposed officer; and

            (c) a written description of the proposed officer's duties and responsibilities.
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      (8) The Assistant Deputy Comptroller shall have the power to disapprove the appointment of the proposed new officer. However, the lack of disapproval of such individual shall not constitute an approval or endorsement of the proposed officer.

      (9) The requirement to submit information and the prior disapproval provisions of this Article are based on the authority of 12 U.S.C. ss. 1818(b)(6)(E) and do not require the Comptroller to complete his review and act on any such information or authority within ninety (90) days.


                                    ARTICLE V

                                 STRATEGIC PLAN

      (1) Within ninety (90) days, the Board shall adopt, implement, and thereafter ensure Bank adherence to a written strategic plan for the Bank covering at least a three-year period. The strategic plan shall establish objectives for the Bank's overall risk profile, earnings performance, balance sheet mix, off-balance sheet activities, liability structure, capital adequacy, reduction in the level of interest rate risk, product line development and market segments that the Bank intends to promote or develop, together with strategies to achieve those objectives and, at a minimum, include:

            (a) an action plan to improve bank earnings and accomplish identified strategic goals and objectives, including individual responsibilities, accountability and specific time frames;

            (b) an assessment of the Bank's present and future operating environment;
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            (c) the development of strategic goals and objectives to be accomplished over the short and long term;

            (d) an identification of the Bank's present and future product lines (assets and liabilities) that will be utilized to accomplish the strategic goals and objectives established in paragraph (1)(c) of this Article;

            (e) an evaluation of the Bank's internal operations, staffing requirements, board and management information systems and policies and procedures for their adequacy and contribution to the accomplishment of the goals and objectives developed under (1)(c) of this Article;

            (f) a management employment and succession program to promote the retention and continuity of capable management;

            (g) product line development and market segments that the Bank intends to promote or develop;

            (h) a mission statement that forms the framework for the establishment of strategic goals and objectives;

            (i) a financial forecast to include projections for major balance sheet and income statement accounts and desired financial ratios over the period covered by the strategic plan;

            (j) control systems to mitigate risks associated with any proposed changes in the Bank's operating environment;

            (k) specific plans to establish responsibilities and accountability for the strategic planning process, or proposed changes in the Bank's operating environment;
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            (l) systems to monitor the Bank's progress in meeting the plan's goals and objectives; and

            (m) contingency plans that identify alternative methods should established strategic objectives not be achieved as described in (a) through (1) above. The contingency plans must also include an option to sell, merge or liquidate the bank with corresponding triggers, timeframes and a detailed process.

      (2) Upon adoption, a copy of the plan shall be forwarded to the Assistant Deputy Comptroller for review and prior written determination of no supervisory objection. Upon receiving a determination of no supervisory objection from the Assistant Deputy Comptroller, the Bank shall implement and adhere to the strategic plan.


                                   ARTICLE VI

                       INTEREST RATE RISK MANAGEMENT PLAN

      (1) Within ninety (90) days, the Board shall adopt, implement, and thereafter ensure Bank adherence to a written Interest Rate Risk Management Plan. In formulating this plan, the Board shall refer to the "Interest Rate Risk" booklet of the Comptroller's Handbook. The plan shall provide for a coordinated interest rate risk strategy and, at a minimum, address:

            (a) identification of strategies to manage long-term interest rate risk on both sides of the balance sheet;

            (b) written contingency plans based on interest rate risk scenarios that trigger specific actions;
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            (c) guidance of the Bank's strategic direction and tolerance for interest rate risk;

            (d) prudent limits on the nature and aggregated level of interest rate risk that can be taken in terms of Net Interest Income at risk as well as Net Income at risk; and

            (e) periodic review of the Bank's adherence to the policy.

      (2) This plan should be coordinated with the budget and three-year capital plan.

      (3) Upon adoption, a copy of the written policy shall be forwarded to the Assistant Deputy Comptroller for review.


                                   ARTICLE VII

                                    LIQUIDITY

      (1) Within ninety (90) days the Board shall reduce reliance on borrowings as a source of liquidity to a level that is commensurate with deposit growth and asset shrinkage. Actions to reduce borrowings may include, but are not limited to:

            (a) selling assets and/or allowing assets to run off;

            (b) recovering charged-off assets;

            (c) increasing deposits; and

            (d) injecting additional equity capital.

      (2) The Board shall review the Bank's liquidity on a monthly basis. Such reviews shall consider:
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            (a) a maturity schedule of certificates of deposit, including large uninsured deposits;

            (b) the volatility of demand deposits including escrow deposits;

            (c) the type of loan commitments and standby letters of credit; and

            (d) an analysis of the continuing availability and volatility of present funding sources.

      (3) The Board shall ensure that asset growth is not funded with borrowings without the prior determination of no supervisory objection by the Assistant Deputy Comptroller.

      (4) The Board shall take appropriate action to ensure adequate sources of liquidity in relation to the Bank's needs. Monthly reports shall set forth liquidity requirements and sources and establish a contingency plan. Copies of these reports shall be forwarded to the Assistant Deputy Comptroller.


                                  ARTICLE VIII

                  ADMINISTRATIVE APPEALS AND EXTENSIONS OF TIME

      (1) If the Bank determines that an exception to any provision of this Agreement is in the best interests of the Bank, or requires an extension of any timeframe within this Agreement, the Board shall submit a written request to the Assistant Deputy Comptroller asking for relief.

      (2) Any written requests submitted pursuant to this Article shall include a statement setting forth in detail the special circumstances that prevent the Bank from complying with any provision that requires the Assistant Deputy Comptroller to exempt the Bank from any provision or that requires an extension of any timeframe within this Agreement. All such requests shall be accompanied by relevant supporting documentation.

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      (3) The Assistant Deputy Comptroller's decision regarding this request is final and not subject to further review.


                                   ARTICLE IX

                                     CLOSING

      (1) Although the Board has by this Agreement consented to submit certain proposed actions and programs for the review or prior written determination of no supervisory objection of the Assistant Deputy Comptroller, the Board has the ultimate responsibility for proper and sound management of the Bank.

      (2) It is expressly and clearly understood that if, at any time, the Comptroller deems it appropriate in fulfilling the responsibilities placed upon him by the several laws of the United States of America to undertake any action affecting the Bank, nothing in this Agreement shall in any way inhibit, estop, bar, or otherwise prevent him from so doing.

      (3) Any time requirements specified in this Agreement shall begin to run from the effective date of this Agreement. Such time requirements may be extended in writing by the Assistant Deputy Comptroller for good cause upon written application by the Board.

      (4) This Agreement shall be effective upon execution by the parties hereto, and its provisions shall continue in full force and effect until such time as they shall be amended by written mutual consent of the parties to this Agreement or excepted, waived, or terminated in writing by the Comptroller.

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      (5) In each instance in this Agreement in which the Board is required to ensure adherence to, and undertake to perform certain obligations of the Bank, it is intended to mean that the Board shall:

            (a) authorize and adopt such actions on behalf of the Bank as may be necessary for the Bank to perform its obligations and undertakings under the terms of this Agreement;

            (b) require the timely reporting by Bank management of such actions directed by the Board to be taken under the terms of this Agreement;

            (c) follow-up on any non-compliance with such actions in a timely and appropriate manner; and,

            (d) require corrective action be taken in a timely manner of any non-compliance with such actions.

      (6) This Agreement is intended to be, and shall be construed to be, a supervisory "written agreement entered into with the agency" as contemplated by 12 U.S.C. ss. 1818(b)(1), and expressly does not form, and may not be construed to form, a contract binding on the Comptroller or the United States. Notwithstanding the absence of mutuality of obligation, or of consideration, or of a contract, the Comptroller may enforce any of the commitments or obligations herein undertaken by the Bank under his supervisory powers, including 12 U.S.C. ss. 1818(b)(1), and not as a matter of contract law. The Bank expressly acknowledges that neither the Bank nor the Comptroller has any intention to

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enter into a contract. The Bank also expressly acknowledges that no officer or employee of the Office of the Comptroller of the Currency has statutory or other authority to bind the United States, the U.S. Treasury Department, the Comptroller, or any other federal bank regulatory agency or entity, or any officer or employee of any of those entities to a contract affecting the Comptroller's exercise of his supervisory responsibilities. The terms of this Agreement, including this paragraph, are not subject to amendment or modification by any extraneous expression, prior agreements or prior arrangements between the parties, whether oral or written.

      IN TESTIMONY WHEREOF, the undersigned, authorized by the Comptroller, has hereunto set her hand on behalf of the Comptroller.

            /s/ Kathleen M. Cahill                               06/28/06
            ------------------------------------                 --------
                Kathleen M. Cahill                                 Date
                Assistant Deputy Comptroller
                New England Field Officer

      IN TESTIMONY WHEREOF, the undersigned, as the duly elected and acting Board of Directors of the Bank, have hereunto set their hands on behalf of the Bank.


            /s/ Robert R. Borden, III                            06/28/06
            ---------------------------------                    --------
                Robert R. Borden, III                              Date

            /s/ Russell G. Cole                                  06/28/06
            ---------------------------------                    --------
                Russell G. Cole                                    Date

            /s/ Timothy R. Collins                               06/28/06
            ---------------------------------                    --------
                Timothy R. Collins                                 Date

            /s/ John T. Coughlin                                 06/28/06
            ---------------------------------                    --------
                John T. Coughlin                                   Date

            /s/ Craig H. Deery                                   06/28/06
            ---------------------------------                    --------
                Craig H. Deery                                     Date

            /s/ Edward D. Dick                                   06/28/06
            ---------------------------------                    --------
                Edward D. Dick                                     Date
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            /s/ Stephanie R. Gaskins                             06/28/06
            ---------------------------------                    --------
                Stephanie R. Gaskins                               Date

            /s/ H. A. Patrician, Jr.                             06/28/06
            ---------------------------------                    --------
                H. A. Patrican, Jr.                                Date

            /s/ Neil St. John Raymond,                           06/28/06
            ---------------------------------                    --------
                Neil St. John Raymond                              Date

            /s/ Neil St. John Raymond, Jr.                       06/28/06
            ---------------------------------                    --------
                Neil St. John Raymond, Jr.                         Date

            /s/ William J. Tinti                                 06/28/06
            ---------------------------------                    --------
                William J. Tinti                                   Date